UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 15, 2013

J.B. HUNT TRANSPORT SERVICES, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Arkansas	0-11757	71-0335111
(STATE OR OTHER JURISDICTION OF	(Commission File Number)	(IRS EMPLOYER
INCORPORATION OR ORGANIZATION)		IDENTIFICATION NO.)

615 J.B. Hunt Corporate Drive
Lowell, Arkansas	72745	(479) 820-0000
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{ }	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ }	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ }	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

{ }	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

ITEM 2.02.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 15, 2013, we issued a news release announcing our revenues and earnings for the second quarter ended June 30, 2013. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits.

99.1     News release dated July 15, 2013, issued by J.B. Hunt Transport Services, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the 16th day of July 2013.

J.B. HUNT TRANSPORT SERVICES, INC.

BY:     /s/ John N. Roberts, III

           John N. Roberts, III

           President and Chief Executive Officer

           (Principal Executive Officer)

BY:     /s/ David G. Mee

           David G. Mee

           Executive Vice President, Finance and

           Administration and

           Chief Financial Officer

           (Principal Accounting Officer)